Exhibit 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




To the Board of Directors
  Charys  Holding  Company,  Inc.
  Atlanta,  Georgia

We hereby consent to your incorporation by reference in this Form S-8 Registration Statement of our report dated July 22, 2004 for year ended April 30, 2004.

Malone & Bailey, PC
www.malone-bailey.com
Houston, Texas


December 20, 2004


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